UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026
eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-9659
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of eBay Inc. (the “Company”) held on June 17, 2026 (the “2026 Annual Meeting”), the Company’s stockholders voted on the following four proposals:

1.The election of 11 director nominees named in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”), each to serve as a member of the Company’s Board of Directors (the “Board”) until the Company’s 2027 Annual Meeting of Stockholders (Proposal 1);

2.The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2026 (Proposal 2);

3.The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3); and

4.The stockholder proposal regarding the Company’s special stockholder meeting threshold (Proposal 4).

The following is a summary of the matters voted on at the meeting.

1.Proposal 1 – Election of Directors. Each of the 11 director nominees named in the Proxy Statement was elected to serve until the Company’s 2027 Annual Meeting of Stockholders. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Adriane M. Brown	343,443,215	24,215,823	409,326	34,215,587
Aparna Chennapragada	366,875,756	769,999	422,609	34,215,587
E. Carol Hayles	356,573,412	11,057,318	437,634	34,215,587
Jamie Iannone	366,644,103	1,088,928	335,333	34,215,587
Shripriya Mahesh	366,834,238	806,962	427,164	34,215,587
William D. Nash	362,217,047	5,422,632	428,685	34,215,587
Paul S. Pressler	356,893,045	10,724,977	450,342	34,215,587
Zane C. Rowe	366,495,335	922,658	650,371	34,215,587
Brian H. Sharples	366,593,541	1,042,260	432,563	34,215,587
Mohak Shroff	366,300,802	1,336,332	431,230	34,215,587
Perry M. Traquina	362,256,872	5,363,124	448,368	34,215,587

2.Proposal 2 – Ratification of Appointment of Independent Auditors. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the Company’s fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
351,593,877	49,885,553	804,521	N/A

3.Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
323,495,796	43,613,799	958,769	34,215,587

4.Proposal 4 – Stockholder Proposal Regarding the Company’s Special Stockholder Meeting Threshold. The Company’s stockholders did not approve the stockholder proposal regarding the ownership requirement for stockholders to call a special meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,901,312	210,071,641	1,095,411	34,215,587

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 18, 2026	/s/ Samantha Wellington
Name: Samantha Wellington
Title: Senior Vice President, Chief Legal Officer and Secretary